UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: March 17, 2023
(Date of earliest event reported: March 16, 2023)

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11178	Revlon, Inc. Delaware 55 Water Street New York, New York, 10041 212-527-4000	13-3662955

33-59650	Revlon Consumer Products Corporation Delaware 55 Water Street New York, New York, 10041 212-527-4000	13-3662953

Former Name or Former Address, if Changed Since Last Report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) or 12(g) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Revlon, Inc.	Class A Common Stock	REVRQ	*
Revlon Consumer Products Corporation	None	N/A	N/A

Indicate by check mark whether each registrant is an "emerging growth company" as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter) in Rule 12b-2 of the Exchange Act.

* Revlon, Inc.’s Class A Common Stock began trading exclusively on the over-the-counter market on October 21, 2022 under the symbol REVRQ.

Revlon, Inc.	Emerging Growth Company
☐
Revlon Consumer Products Corporation	☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Plan Supplement

As previously disclosed, on June 15, 2022 (the “Petition Date”), Revlon, Inc. (“Revlon”) and certain subsidiaries, including Revlon Consumer Products Corporation (“Products Corporation” and together with Revlon, the “Company”) (the chapter 11 filing entities collectively, the “Debtors”), filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The cases (the “Chapter 11 Cases”) are being administered under the caption In re Revlon, Inc., et al. (Case No. 22-10760 (DSJ)). The Debtors continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

Also, as previously disclosed, on February 21, 2023, the Debtors filed the Joint Plan of Reorganization of Revlon, Inc. and Its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 1253] (the “Plan”) and a related proposed form of Disclosure Statement (the “Disclosure Statement”).

As contemplated by the Plan, the Company filed a supplement to the Plan (the “Plan Supplement”) with the Bankruptcy Court on March 16, 2023, which includes drafts of certain documents related to the Plan referenced therein. The Plan Supplement may be accessed by visiting https://cases.ra.kroll.com/Revlon/Home-DocketInfo.

Information contained in the Plan Supplement is subject to change and should not be relied upon by any party.  The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and shall not be deemed incorporated herein.

The foregoing description of the Plan Supplement is a summary only and is qualified in its entirety by reference to the full text of the Plan Supplement.

Liquidity Forecast

In connection with the Chapter 11 Cases, the Company provided a liquidity forecast to certain of its lenders (the “Liquidity Forecast”).  The Liquidity Forecast is furnished as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this Current Report on Form 8-K are “forward-looking statements” made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which could include the following: risks and uncertainties relating to the bankruptcy petitions, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the bankruptcy petitions, the effects of the bankruptcy petitions on the Company and on the interests of various constituents, Bankruptcy Court rulings on the bankruptcy petitions and the outcome of the bankruptcy petitions in general, the length of time the Company will operate under the bankruptcy petitions, risks associated with third-party motions in the bankruptcy petitions, the potential adverse effects of the bankruptcy petitions on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s reorganization; the conditions to which the Company’s debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control; the consequences of the acceleration of our debt obligations; trading price and volatility of the Company’s Class A common stock as well as other risk factors set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”). The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

Recurring EBITDA, Adjusted Recurring EBITDA, Unlevered Free Cash Flow and Cumulative Unlevered Free Cash Flow are non-GAAP financial measures that are presented in the Liquidity Forecast and are reconciled in the table(s) set forth in the Liquidity Forecast to their respective most directly comparable GAAP measure.

Recurring EBITDA is GAAP operating income for the Company, adjusted for (1) non-operating items which primarily include restructuring and related charges; acquisition, integration, and divestiture costs; gain (loss) on divested assets; and impairment charges and (2) depreciation and amortization expense and non-cash stock-based compensation expense.

Adjusted Recurring EBITDA is GAAP operating income, adjusted for (1) non-operating items which primarily include restructuring and related charges; acquisition, integration, and divestiture costs; gain (loss) on divested assets; and impairment charges; (2) depreciation and amortization expense and non-cash stock-based compensation expense; and (3) foreign exchange rate impact on certain foreign costs of goods sold transactions and foreign exchange rate translation adjustments.

Unlevered Free Cash Flow is defined as GAAP operating income, adjusted for (1) non-operating items which primarily include restructuring and related charges; acquisition, integration, and divestiture costs; gain (loss) on divested assets; and impairment charges; (2) depreciation and amortization expense and non-cash stock-based compensation expense; (3) foreign exchange rate impact on certain foreign costs of goods sold transactions and foreign exchange rate translation adjustments; (4) changes in net working capital; (5) less capital expenditures for property, plant and equipment and permanent displays; and (6) less cash taxes, pension, and other operating disbursements. Unlevered Free Cash Flow excludes certain expenditures such as mandatory debt service requirements. Cumulative Unlevered Free Cash Flow is aggregated Unlevered Free Cash Flow for the time periods presented in the Liquidity Forecast.

Management uses Recurring EBITDA, Adjusted Recurring EBITDA, Unlevered Free Cash Flow and Cumulative Unlevered Free Cash Flow as performance measures.

Management believes that the non-GAAP measures are useful for investors for the same reasons as those set forth above. These non-GAAP financial measures should not be considered in isolation or as a substitute for their most directly comparable as reported measures prepared in accordance with GAAP and, along with the other information in the Liquidity Forecast, should be read in conjunction with the Company’s financial statements and related footnotes contained in documents filed with the SEC. Other companies may define such non-GAAP financial measures differently.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Liquidity Forecast.

104	Exhibit 104 Cover page from this Current Report on Form 8‑K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2023
REVLON, INC.

	By:	/s/ Andrew Kidd
	Name:	Andrew Kidd
	Title:	Executive Vice President, General Counsel

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Andrew Kidd
	Name:	Andrew Kidd
	Title:	Executive Vice President, General Counsel